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                                  EXHIBIT 23.1


                        Consent of Independent Auditors

The Board of Directors
Polk Audio, Inc.:


We consent to the use of our reports incorporated herein by reference.


                                                   /s/ KPMG PEAT MARWICK L.L.P.

                                                   KPMG PEAT MARWICK L.L.P.
Baltimore, Maryland
July 31, 1995